UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 12, 2007

Inter Parfums, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

Certain portions of our press release dated March 12, 2007, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

• The 1st paragraph relating to results of operations for the fourth quarter and the full fiscal year ended December 31, 2006 and the 2nd and 3rd paragraphs relating to results of operations for the fourth quarter of 2006

• Certain portions of the 5th  paragraph relating to net sales and net income for the full fiscal year ended December 31, 2006

• The 7th paragraph relating selling, general and administrative expenses for the full fiscal year ended December 31, 2006

• Certain portions of the 8th  paragraph relating balance sheet items as at December 31, 2006

• The 10th paragraph relating to the conference call to be held on March 13, 2007

• The consolidated statements of income and consolidated balance sheets.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On 7 March 2007 the Executive Compensation and Stock Option Committee took the following actions:

• For Mr. Madar, the Chief Executive Officer, such committee maintained the same base salary, $400,000, for 2007 as 2006, and authorized the same bonus compensation plan for 2007 as in effect for 2006, based upon after tax profits of United States operations (without regard to payment of the bonus to be awarded on this plan, if any)

• For Mr. Greenberg, the Chief Financial Officer, such committee increased his base salary by $30,000 to $405,000 for 2007 and awarded a $30,000 cash bonus

• For each of Mr. Benacin, the President of Inter Parfums, S.A., Mr. Santi, the Chief Financial Officer of Inter Parfums, S.A., and Mr. Garcia- Pelayo, the President of the Luxury and Fashion division of Inter Parfums, S.A, such committee increased their 2007 base salaries by 12,000 euros to 192,000 euros

• For each of Mr. Benacin, the President of Inter Parfums, S.A., Mr. Santi, the Chief Financial Officer of Inter Parfums, S.A., and Mr. Garcia- Pelayo, such committee authorized cash bonuses of 157,000 euros to each of such executive officers

Item 7.01. Regulation FD Disclosure.

Certain portions of our press release dated March 12, 2007, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

• The 4th paragraph relating to product launches and roll-outs

• The last sentence of the 5th paragraph relating to 2007 guidance

• The 6th paragraph relating to 2007 product launches and potential sales growth

• The last sentence of the 8th paragraph relating to establishing distribution subsidiaries and anticipated inventory requirements

• The 12th paragraph relating to forward looking information.

• The balance of such press release not otherwise incorporated by reference in Items 2.02, 5.02, 8.01 or 9.01.

Item 8.01. Other Events.

The 9th paragraph of our press release dated March 12, 2007 relating to our cash dividend is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1 Our press release dated March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Inter Parfums, Inc.

Dated: March 12, 2007	By:	/s/ Russell Greenberg
Russell Greenberg, Executive Vice President